                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   July 18, 2001
                                                 ------------------------


                         Community Capital Corporation
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            (Exact Name of Registrant as Specified in Its Charter)


South Carolina                                          0-18460                        57-0866395
--------------                                          -------                        ----------
(State or Other Jurisdiction of Incorporation)  (Commission File Number)    (I.R.S. Employer Identification)

              1402-C Highway 72, Greenwood, South Carolina 29649
             ----------------------------------------------------
         (Address, Including Zip Code of Principal Executive Offices)


                                (864) 941-8200
                              ------------------
             (Registrant's Telephone Number, Including Area Code)


                                      N/A
                          ---------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On July 18, 2001, Community Capital Corporation (the "Company") declared a cash dividend on each outstanding share of the Company's common stock, par value $1.00 per share, (the "Common Stock") in the amount of $0.03 per share of Common Stock, which dividend shall be payable on or before September 17, 2001, to holders of record as of the close of business on August 31, 2001.

Item 7.  Financial Statements and Exhibits.

     (a) - (b)  Not applicable.

     (c)  Exhibits.

     Exhibit 99.1 -  Press Release of Registrant dated July 18, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         COMMUNITY CAPITAL CORPORATION



Date: August 15, 2001    By:     /s/ R. Wesley Brewer
                            ---------------------------
                                 R. Wesley Brewer
                                 Senior Vice President & Chief Financial Officer